SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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THE TORONTO-DOMINION BANK

(Name of Registrant as Specified In Its Charter)
AMERITRADE HOLDING CORPORATION

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Filed by The Toronto-Dominion Bank
Pursuant to Rule 14a-12 under the
Securities Exchange Act of 1934
Subject Company: Ameritrade Holding Corporation
Commission File No.: 000-49992
Forward-Looking Statements
The document included herein contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements relating to anticipated financial and operating results, TD Bank Financial Group’s plans, objectives, expectations and intentions and other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions. Such statements are based upon the current beliefs and expectations of TD Bank Financial Group’s management and involve a number of significant risks and uncertainties. Actual results may differ materially from the results anticipated in these forward-looking statements. The following factors, among others, could cause or contribute to such material differences: change in general economic conditions; the performance of financial markets and interest rates; the possibility that the transaction does not close when expected or at all, or that the companies may be required to modify aspects of the transaction to achieve regulatory approval; that prior to the closing of the proposed transaction, the businesses of the companies suffer due to uncertainty; that TD Ameritrade is unable to transition customers, successfully execute its integration strategies, or achieve planned synergies; that the parties are unable to accurately forecast the anticipated financial results of TD Ameritrade following the transaction; that TD Ameritrade is unable to compete successfully in this highly competitive and rapidly changing marketplace; that TD Ameritrade is unable to retain employees that are key to the operations of the combined business; that TD Ameritrade is unable to identify and realize future consolidation and growth opportunities; the risk of new and changing regulation in the U.S. and Canada; acts of terrorism; and war or political instability. Additional factors that could cause TD Bank Financial Group’s results to differ materially from those described in the forward-looking statements can be found in TD Bank Financial Group’s Annual Report on Form 40-F for the fiscal year ended October 31, 2004, which was filed with the U.S. Securities and Exchange Commission on December 13, 2004 and is available at the Securities and Exchange Commission’s Internet site (http://www.sec.gov).
Additional Information and Where to Find It
In connection with the proposed transaction, Ameritrade will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission (“SEC”). SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68124, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC’s web site at www.sec.gov.
Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement of Ameritrade described above. Information regarding Ameritrade’s directors and executive officers is also available in its proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on January 24, 2005. This document is available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Ameritrade as described above. Information regarding The Toronto-Dominion Bank’s directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov and by directing a request to The Toronto-Dominion Bank , c/o TD Bank Financial Group, 66 Wellington Street West, Toronto, ON M5K 1A2, Attention: Investor Relations (416) 308-9030.

This filing consists of the following materials:
(1)	Presentation Slides relating to a presentation made by Dan Marinangeli, Executive Vice President and Chief Financial Officer of the TD Bank Financial Group, on September 13, 2005 at the Scotia Capital Financials Summit 2005.

Scotia Capital Financials Summit 2005 September 13, 2005 Dan Marinangeli EVP and CFO TD Bank Financial Group

From time to time, the Bank makes written and oral forward-looking statements, including in this presentation, in other filings with Canadian regulators or the U.S. Securities and Exchange Commission (SEC), and in other communications. All such statements are made pursuant to the "safe harbour" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements include, among others, statements regarding the Bank's objectives and targets and strategies to achieve them, the outlook for the Bank's business lines, and the Bank's anticipated financial performance. Forward-looking statements are typically identified by words such as "believe", "expect", "anticipate", "intend", "estimate", "plan", "may" and "could". By their very nature, these statements require us to make assumptions and are subject to inherent risks and uncertainties, general and specific, which may cause actual results to differ materially from the expectations expressed in the forward-looking statements. Some of the factors that could cause such differences include: the credit, market, liquidity, interest rate, operational and other risks discussed in the management discussion and analysis section in other regulatory filings made in Canada and with the SEC, including the Bank's 2004 Annual Report; general business and economic conditions in Canada, the United States and other countries in which the Bank conducts business, as well as the effect of changes in monetary policy in those jurisdictions and changes in the foreign exchange rates for the currencies of those jurisdictions; the degree of competition in the markets in which the Bank operates, both from established competitors and new entrants; legislative and regulatory developments; the accuracy and completeness of information the Bank receives on customers and counterparties; the timely development and introduction of new products and services in receptive markets; expanding existing distribution channels; developing new distribution channels and realizing increased revenue from these channels, including electronic commerce-based efforts; the Bank's ability to execute its growth and acquisition strategies including those of its subsidiaries; changes in accounting policies and methods the Bank uses to report its financial condition, including uncertainties associated with critical accounting assumptions and estimates; the effect of applying future accounting changes; global capital market activity; consolidation in the Canadian financial services sector; the Bank's ability to attract and retain key executives; reliance on third parties to provide components of the Bank's business infrastructure; technological changes; change in tax laws; unexpected judicial or regulatory proceedings; continued negative impact of the United States litigation environment; unexpected changes in consumer spending and saving habits; the possible impact on the Bank's businesses of international conflicts and terrorism; acts of God, such as earthquakes; the effects of disease or illness on local, national or international economies; the effects of disruptions to public infrastructure, such as transportation, communications, power or water supply; and management's ability to anticipate and manage the risks associated with these factors and execute the Bank's strategies. A substantial amount of the Bank's business involves making loans or otherwise committing resources to specific companies, industries or countries. Unforeseen events affecting such borrowers, industries or countries could have a material adverse effect on the Bank's financial results, businesses, financial condition or liquidity. The preceding list is not exhaustive of all possible factors. Other factors could also adversely affect the Bank's results. For more information see the discussion starting on page 37 of the 2004 Annual Report. All such factors should be considered carefully when making decisions with respect to the Bank, and undue reliance should not be placed on the Bank's forward-looking statements. The Bank does not undertake to update any forward-looking statements, whether written or oral, that may be made from time to time by or on its behalf. Forward-Looking Statements And Other Information

Building the better bank Building the better bank Agenda Four solid, growing businesses What differentiates TD

Strategy Addresses Barriers to a Premium P/E Strategically re-deploy capital for higher return focus on economic profit and highest return for risk undertaken invest with value, long-term growth, and flexibility in mind TD's long-term U.S. growth strategy is best of Canadian banks: TD Banknorth and TD Ameritrade Achieve better than market growth rates invest in core businesses for long-term organic growth target under-penetrated businesses well executed simple straightforward business strategies Execute: Do what we say we will do Operate with reduced risk profile less exposure to credit cycle pro-active risk management and smaller corporate loan book superior earnings mix provides higher more consistent return

Strong Performance In All Segments FY 2003 FY 2004 P&C 1242 1450 Wealth 243 352 Wholesale 529 588 Business Segment Net Income* Before the amortization of intangibles ($MM) Personal & Commercial +17% Wealth Management +45% Wholesale Banking +11% 60% 15% 25% YTD 2005 P&C 1259 US P&C 89 Wealth 296 Wholesale 436 61% 14% 21% 4% TD BNK -6% +2% +18% * Adjusted for items of note as reported quarterly from Q4/04 through Q3/05 Net income before the amortization of intangibles and related terms used in this presentation are not defined items under GAAP and may not be comparable to similar terms used by other issuers. See page 13 of the 2004 Annual Report for an explanation of how the Bank reports and a reconciliation to reported (GAAP) results.

(Before the amortization of intangibles) Annual EPS* Strong EPS in 2004 Continues In 2005 2003 2004 YTD 05 EPS adjusted 2.98 3.75 3.08 * Adjusted for items of note as reported quarterly from Q4/04 through Q3/05 26% 8%

Net Income Growth Before the amortization of intangibles TD's Earnings Growth Leads the Peer Group 2003 2004 YTD 05 Annualized TD 100 128 144 RY 100 102 129 BNS 100 112 128 BMO 100 123 122 CM 100 129 132 Other 4 Big Banks 16% pts *Adjusted for items of note as reported quarterly from Q4/04 through Q3/05. Other banks adjusted for non-underlying items for comparability

Return on Risk-Weighted Assets* Delivering the Best Return for Risk Undertaken Q1/03 Q2/03 Q3 2003 Q4 2003 Q1 2004 Q2 2004 Q3 2004 Q4 2004 Q1 2005 Q2 2005 Q3 2005 TD Bank 0.015 0.0154 0.0181 0.0187 0.0229 0.0236 0.0231 0.0238 0.0267 0.0239 0.0227 Ex BNK 0.0267 0.0251 0.026 Royal Bank 0.0184 0.017 0.0185 0.0176 0.018 0.0177 0.0164 0.0165 0.0211 0.0199 0.0206 CIBC 0.0115 0.0118 0.0131 0.0158 0.0193 0.0173 0.0185 0.0153 0.0173 0.0164 0.0191 ScotiaBank 0.0139 0.0147 0.0156 0.0168 0.0169 0.0185 0.0178 0.0175 0.0204 0.0199 0.0191 BMO 0.012 0.0128 0.0151 0.0154 0.0156 0.0174 0.0181 0.0153 0.016 0.0156 0.0146 Other 4 Big Banks 44 bps *Adjusted for items of note as reported quarterly from Q4/04 through Q3/05. Other banks adjusted for non-underlying items for comparability

Strong Capital Position Provides Flexibility and Options Oct 31 02 Oct 31 03 Oct 31 04 Jul 31 05 Pro Forma Ameritrade / Hudson* East 0.051 0.069 0.09 0.07 0.076 Generate about $1.5B in capital annually for reinvestment Tangible Common Equity to Risk-Weighted Assets * As per announcement of a definitive agreement to acquire Hudson United Bancorp, July 12, 2005 Tangible common equity is total common equity less net intangibles and goodwill, and is a non-GAAP measure. Also see "Financial Highlights" in the inside cover of the 2004 Annual Report.

Agenda Building the better bank Four solid, growing businesses What differentiates TD

FY 2002 FY 2003 FY 2004 YTD 05 East 1085 1242 1450 1259 Personal & Commercial Net Income (Before amortization of intangibles) FY 2002 FY 2003 FY 2004 YTD 05 East 438 639 810 765 Personal & Commercial Economic Profit Canadian Personal & Commercial: Our Strategy is Working 15% 17% 18% Canadian Personal & Commercial

Strategy for Growing Canadian P&C Business Target under-penetrated businesses small business, commercial banking, insurance Operating excellence start with the customer re-engineer to be simple, fast, easy Invest for the future invest in core businesses ensure long-term organic growth Canadian Personal & Commercial

Focus on Operating Excellence and Maintaining Revenue/Expense Gap Net Interest Margins FY 2002 FY 2003 FY 2004 YTD 05 Efficiency Ratio 0.0338 0.0325 0.0305 0.0296 FY 2002 FY 2003 FY 2004 YTD 05 Efficiency Ratio 0.61 0.592 0.587 0.564 Efficiency Ratio (Before amortization of intangibles) 58.0% * Canadian Personal & Commercial Peers** 58.6% *In FY 2004, efficiency ratio was 58.0%, excluding acquisitions and 58.7% including acquisitions. **Peers is: RY, BNS, CM and BMO and includes adjustments made for comparability purposes.

Tactics For Growing Under-Penetrated Businesses Small Business Banking Leverage strong retail drivers (coverage, hours, CSI) and large retail customer base Canadian Personal & Commercial Q3/04 Q3/05 Business volumes 45 49 YTD 04 YTD 05 Small Business 418 616 Business Loans & Deposits $B Commercial Banking Follow more segmented and focused approach to sales - three distinct businesses and strategies Insurance Life Insurance: Best creditor insurance penetration rate and direct sales of living benefits products Property & Casualty: Low cost direct insurance model produces superior ROE and growth Revenue net of claims $MM

Net income before amortization of intangibles * Peers is an average of: RY (includes global insurance and wealth management), BNS (includes Wealth Management), CM and BMO (excludes Harris) and includes adjustments made for comparability purposes. Faster revenues + operating excellence = top performance Wealth 2002 to 2004 TD 0.335 Peers 0.149 % Net Income Growth 2002 to 2004 TD Peers* % Net Income Growth 3Qs 04 to 3Qs 05 Excellent Profit Performance Continues in 2005 TD Wealth Q1/04 to Q1/05 TD 0.18 Peers 0.13 TD Peers* Canadian Personal & Commercial

Build out integrated platform in Canada Grow advisory service Adding 175 net new client facing advisors in 2005 Leverage domestic strengths: premium brand: TD Waterhouse large retail banking customer base top ranked mutual fund business a growing independent channel Exploit the synergies of powerful market position in Canada Domestic Wealth Management: Another Growth Opportunity Wealth Management Assets Under Administration ($B) Oct 31 02 Oct 31 03 Oct 31 04 Jul 31 05 3 Bank Peer 226 259 279 322

Top Performing TD Mutual Funds - A Significant Contributor RBC TD C.I. BMO Manulife IGM AIM East 4.58 3.779 2.568 2.117 1.942 1.595 0.972 Wealth Management High Sales Growth in Canadian Long-Term Mutual Funds ($B) (as of July 2005) #2 More Top Rated Mutual Funds (as of July 2005) 4 & 5 Stars 3 Stars 1 & 2 Stars TD 0.392 0.431 0.176 All Funds 0.325 0.35 0.325 4 & 5 Stars 3 Stars 1 & 2 Stars TD Mutual Funds All Morningstar Rated Funds

Wealth Management TD Wealth Management Net Income(1) ($MM) Peer(2) Wealth Management Net Income ($MM) (2) Peers is an average of: CM and BMO (including U.S. Private Client Group) and includes adjustments made for comparability. (1) Net income before amortization of intangibles. 2003 adjusted for restructuring and write-downs. Our Wealth Management Strategy is Working Wealth FY 2002 FY 2003 FY 2004 YTD 05 TD Waterhouse 20 144 235 177 Other Wealth Management 101 99 117 119 FY 2002 FY 2003 FY 2004 YTD 05 3 Bank Peer 169 249 344 290

TD Ameritrade Illustration Wealth Management Pro Forma TD Wealth Management Net Income before the amortization of intangibles ($MM) Wealth YTD 05 YTD 05 Annualized 2006 Pro Forma TD AMTD 2007 Pro Forma TD AMTD Other Wealth Management 239 318 318 318 6 8 TD Waterhouse 57 76 13 TD Ameritrade 104 213 Domestic Wealth1 Domestic Wealth1 TD Waterhouse USA Ameritrade Canada TD Ameritrade Based on YTD 05 earnings before the amortization of intangibles of C$57MM for TDW USA and US$248MM for AMTD. Synergies as announced 6/22/05 & realized 50% in TD's F06 & 100% in F07, FX = 1.20. Net income before the amortization of intangibles is a non-GAAP measure. See page 13 of the 2004 Annual Report for an explanation and reconciliation to GAAP.

Wholesale Banking: Contributing to Shareholder Value Wholesale Banking Net Income1 ($MM) (before amortization of intangibles) Return on Invested Capital1 FY 2002 FY 2003 FY 2004 YTD 05 Efficiency Ratio 290 529 588 381 55 FY 2002 FY 2003 FY 2004 YTD 05 Efficiency Ratio 0.075 0.195 0.247 0.233 *Adjusted for items of note as reported quarterly from Q4/04 through Q3/05.

A Different, But Simple Strategy Wholesale Banking Operates within capital allocation, currently $2.6B not total bank capital Performance measurement - economic profit aligns interests with shareholders Clear business focus Canada: grow as full service investment bank outside Canada: niche capital markets business Goal: higher ROIC, lower risk, less exposure to credit cycle

Matching Power in Fixed Income with Equities Wholesale Banking Wealth FY 2002 FY 2003 FY 2004 YTD 05 Share 0.099 0.112 0.123 0.162 Value of Block Trades % Share and Rank(1) (1) Calendar year, source: TSX #5 #4 #2 #1

FY 2002 Q3/05 Market RWA 14.9 5.7 Other RWA 47.1 26 Dramatically Lower Exposure to the Credit Cycle Wholesale Banking Average Invested Capital - down 38% Risk Weighted Assets - down 48% FY 2002 Q3/05 Efficiency Ratio 4.2 2.6 Market RWA

TD Banknorth: TD's P&C Expansion Platform in the U.S. TD's expansion strategy overcomes many of the challenges faced by Canadian banks entering the U.S. by: retaining a U.S. share currency best in class management excellent geographic footprint platform scale franchise with very strong market positions successful community banking model acquisitions a core competency Pending Hudson United acquisition exemplifies execution of the strategy P&C Wealth Wholesale TD BNK Q3 2005 434 99 130 70 Q3/05 Business Segment Earnings Mix1 TD Canada Trust (Personal & Commercial) TD Banknorth (U.S. P&C) TD Securities (Wholesale) TD Waterhouse (Wealth) 1. Q3 2005 net income before the amortization of intangibles. U.S. Personal & Commercial

Continuing Growth Opportunities Illustrative Business Segment Earnings Mix1 P&C Wealth TD AMTD TD BNK Wholesale Q1 2005 825 170 128 173 291 TD Canada Trust (Canadian P&C) TD Securities (Wholesale) TD Waterhouse (Canadian Wealth) Based on YTD business segment earnings and pro forma TD Banknorth (including Hudson United) and pro forma TD Ameritrade as per announcement of a definitive agreement to acquire Hudson United Bancorp, July 12, 2005

Agenda Building the better bank Four solid, growing businesses What differentiates TD

What Differentiates TD Faster organic growth unique growth opportunity in under-penetrated businesses straightforward business plans for long-term growth Focus on optimizing invested capital disciplined: invest capital for economic profit growth re-deploy capital for better return and sustainability Execution is key clearly demonstrating revenue-expense gap start with the customer, re-engineer to be simple, fast, easy transparent: doing what we say we will do Best growth platform in the U.S superior use of excess capital Lower risk profile reduced volatility through business mix actively managing risk with lower exposure to credit cycle

Additional Information About the Ameritrade Transaction Ameritrade stockholders are urged to read the proxy statement filed by Ameritrade regarding the proposed transaction with TD Waterhouse when it becomes available because it will contain important information. Ameritrade stockholders will be able to obtain a free copy of the proxy statement, as well as other filings containing information about Ameritrade and The Toronto-Dominion Bank, without charge, at the SEC's Internet site (http://www.sec.gov). Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Ameritrade Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68124, or by Telephone: 800-237-8692. Additional Information About the Hudson United Transaction This presentation may be deemed to be solicitation material in respect of the proposed merger of TD Banknorth and Hudson United. In connection with the proposed transaction, a registration statement on Form S-4 will be filed with the SEC. Shareholders of TD Banknorth and shareholders of Hudson United are encouraged to read the registration statement and any other relevant documents filed with the SEC, including the joint proxy statement/prospectus that will be part of the registration statement, because they will contain important information about the proposed merger. The final joint proxy statement/prospectus will be mailed to shareholders of TD Banknorth and shareholders of Hudson United. Investors and security holders will be able to obtain the documents free of charge at the SEC's website, www.sec.gov, from TD Banknorth, Two Portland Square, P.O. Box 9540, Portland, Maine 04112-9540, Attention: Investor Relations, or from Hudson United, 1000 MacArthur Boulevard, Mahwah, New Jersey 07430, Attention: Investor Relations. TD Banknorth, Hudson United and their respective directors and executive officers and other members of management and employees may be deemed to participate in the solicitation of proxies in respect of the proposed transaction. Information regarding TD Banknorth's directors and executive officers is available in TD Banknorth's proxy statement for its 2005 annual meeting of shareholders, which was filed with the SEC on April 20, 2005, and information regarding Hudson United's directors and executive officers is available in Hudson United's proxy statement for its 2005 annual meeting of shareholders, which was filed with the SEC on March 23, 2005. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available. Additional Information about the Transactions

Scotia Capital Financials Summit 2005 September 13, 2005 Dan Marinangeli EVP and CFO TD Bank Financial Group